Exhibit 10.2

                             SECOND AMENDMENT TO
                               CREDIT AGREEMENT

      This SECOND AMENDMENT TO CREDIT AGREEMENT ("Amendment") is dated as of August 28, 1997, by and among Harborside Healthcare Corporation ("HHC"), and the other entities listed on SCHEDULE I hereto, as joint and several borrowers (each a "BORROWER" and collectively the "BORROWERS"), the LENDERS party hereto ("Lenders"), and THE CHASE MANHATTAN BANK, as Administrative Agent for the lenders party hereto and any successors or assigns (the "Agent"), and amends the Credit Agreement entered into as of April 14, 1997 (the "Credit Agreement"), by and among the Borrowers, the Agent and the Lenders, as amended by the First Amendment to Credit Agreement dated as of August 1, 1997 by and among the Borrowers, the Agent and the Lenders. The capitalized terms which are not defined in this Amendment shall have their respective meanings specified in the Credit Agreement.

      WHEREAS, The Sumitomo Bank, Limited, The First National Bank of Maryland and Bank of Montreal are hereby becoming Lenders under the Credit Agreement;

      WHEREAS, the Borrowers, the Agent and the Lenders desire to amend the Credit Agreement as hereinafter set forth;

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereby amend the Credit Agreement as follows:

      Section 1. SECTION 1.01 to the Credit Agreement shall be amended by deleting the definitions for "Alternate Base Rate", "Applicable Rate", "Borrowing Base", "Consolidated EBITDAR", "Consolidated Fixed Coverage Ratio", "Consolidated Leverage Ratio", "Eligible Real Estate", "Maturity Date", "Prime Rate", "Qualified Appraisal", "Rent", "Required Lenders" and "Statutory Reserve Rate" in their entirety and substituting therefor the following definitions:

            "ALTERNATE BASE RATE" means, for any day, a rate per annum equal to the Prime Rate in effect on such day plus the Applicable Rate. Any change in the Alternate Base Rate due to a change in the Prime Rate, shall be effective from and including the effective date of such change in the Prime Rate.

            "APPLICABLE RATE" means, for any day, with respect to any Eurodollar Loan or ABR Loan, as the case may be, the applicable percentage per annum as set forth below opposite the Consolidated Leverage Ratio:


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                          Consolidated     Applicable
                            Leverage       Eurodollar           Applicable
                             RATIO           RATE                ABR RATE

      Greater than or
      equal to:            5.00:1.00          1.75%                0.50%

      Greater than or
      equal to:            4.00:1.00          1.50%                0.25%
      but less than:       5.00:1.00

      Greater than or
      equal to:            3.00:1.00          1.00%                0.00%
      but less than:       4.00:1.00

      Less than:           3.00:1.00          0.75%                0.00%

      Upon delivery of the Compliance Certificate by HHC to Agent pursuant to
      Section 4.02(d) and Section 5.01(c), the Applicable ABR Rate and the Applicable Eurodollar Rate shall automatically be adjusted in accordance with such Compliance Certificate, such adjustment to become effective on the next succeeding Business Day following the receipt by the Agent of such Compliance Certificate; PROVIDED, in the event a Compliance Certificate is not delivered within five (5) days after the date such Compliance Certificate is required to be delivered pursuant to Section 5.01(c), then until delivery of such Compliance Certificate, the Applicable ABR Rate shall be .50% per annum and the Applicable Eurodollar Rate shall be 1.75% per annum; PROVIDED FURTHER that if a Compliance Certificate erroneously indicates an applicable rate more favorable to the Borrowers than would be afforded by the actual calculation of the Consolidated Leverage Ratio, the Borrowers shall promptly pay such additional interest as shall correct for such error.

            "BORROWING BASE" means, at the date of the most recent Borrowing Base Certificate required to be furnished pursuant to Section 2.02(e) hereof, (A) the sum of (i) 75% of the Eligible Accounts and (ii) 75% of the Designated Value of Eligible Real Estate, less (B) all obligations and liabilities of the Lessor, Lessee and Borrowers to any of the Lease Agent or the Lease Lenders, arising out of or in connection with the amounts then due and payable on the Tranche A Loans and the Tranche B Loans (each as defined in the Lease Facility Documents) and the aggregate amount outstanding Investor Contribution and all amounts due and payable on account of the Investor Yield (as defined in the Lease Facility Documents), including, without limitation, all unpaid principal of and interest on any and all such obligations.

            "CONSOLIDATED EBITDAR" shall mean for each twelve month period ending on the last day of the accounting period covered by the consolidated financial statements of HHC and its Subsidiaries, and delivered pursuant to Section 5.1, the sum of (a) Consolidated Net Income (but excluding any extraordinary losses or nonrecurring expenses, in each case only to the extent that such amount was otherwise included in the determination of applicable Consolidated Net Income), PLUS (b) interest expense, PLUS (c) taxes deducted in calculating Consolidated Net Income, PLUS (d) depreciation, PLUS (e) amortization, PLUS (f) Rent, in each case of HHC and its Subsidiaries on a consolidated basis determined in accordance with GAAP.

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            "CONSOLIDATED FIXED COVERAGE RATIO" shall mean for each twelve month period ending on the last day of the accounting period covered by the consolidated financial statements of HHC and its Subsidiaries, and delivered pursuant to Section 5.1, the ratio of (i) Consolidated EBITDAR for such period, to (ii) (a) Rental Payments, PLUS (b) the sum of interest and principal payments due in respect of Indebtedness for such period of HHC and its Subsidiaries on a consolidated basis determined in accordance with GAAP (for purposes hereof the rental payments due with respect to the capital lease obligation associated with HHC's four facilities acquired on July 1, 1996 in the Cleveland, Ohio area (the "Ohio Capital Lease Obligation") shall be included as Rental Payments and not as payments due in respect of Indebtedness).

            "CONSOLIDATED LEVERAGE RATIO"shall mean for each twelve month period ending on the last day of the accounting period covered by the consolidated financial statements of HHC and its Subsidiaries, and delivered pursuant to Section 5.1, the ratio of (A) (i) Indebtedness, PLUS
      (ii) LC Exposure, PLUS (iii) Capital Lease Obligations (excluding the Ohio Capital Lease Obligation), PLUS (iv) the product of eight (8) times Rental Payments PLUS (v) the dollar amount of any Pro Forma Rental Payment Adjustment, to (B) Pro Forma Consolidated EBITDAR.

            "ELIGIBLE REAL ESTATE" means (A) the real property owned by any of the Borrowers with respect to which (i) the Administrative Agent, for the benefit of the Lenders, has a first priority mortgage, and (ii) the Administrative Agent and HHC have jointly designated as Eligible Real Estate (for purposes of this clause (A)(ii), the Administrative Agent and HHC have designated Harborside Healthcare-Toledo, Harborside Healthcare-Ocala, and Harborside Healthcare-Gulf Coast as Eligible Real Estate), plus (B) the real property owned by Lessor with respect to which the Lease Agent, for the benefit of the Lease Lenders, has a first priority mortgage pursuant to the Lease Facility Documents.

            "MATURITY DATE" means September 1, 2002.

            "PRIME RATE" means (a) the highest of (1) the rate of interest publicly announced by the Agent as its prime rate in effect at its principal office in New York City (this rate is not intended to be the lowest rate charged by the Agent to its borrowers), and (2) the Federal Funds Effective Rate from time to time in effect plus 0.5%; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective (the Prime Rate not being intended to be the lowest rate of interest charged by the Administrative Agent in connection with extensions of credit to debtors).


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            "QUALIFIED APPRAISAL" means an appraisal of the fair market value of any portion of the Eligible Real Estate, which appraisal meets each of the following requirements: (i) such appraisal was prepared by a nationally recognized reputable appraiser acceptable to the Administrative Agent,
      (ii) unless otherwise determined by the Administrative Agent in its sole discretion, the date of such appraisal is not more than twelve (12) months prior to the date such appraisal is being used to determine the Designated Value of such Eligible Real Estate, (iii) such appraisal has been assigned to the Administrative Agent by the preparer thereof, and (iv) the scope and basis of such appraisal is satisfactory to the Administrative Agent in its sole discretion and comply with the Financial Institutions Reform, Recovery and Enforcement Act of 1989.

            "RENT" shall mean for each twelve month period ending on the last day of the accounting period covered by the consolidated financial statements of HHC and its Subsidiaries, and delivered pursuant to Section 5.1, the dollar amount of rent expense recognized in the aforementioned consolidated financial statements, but shall not include the amount required to be paid in connection with the Ohio Capital Lease Obligation or amounts required to be paid in respect of maintenance, repairs, income taxes, insurance, assessments or other similar charges.

            "REQUIRED LENDERS" means, at any time, Lenders having Revolving Credit Exposures and unused Commitments representing 66 2/3% of the sum of the total Revolving Credit Exposures and unused Commitments at such time.

            "STATUTORY RESERVE RATE" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the highest maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which any Lender is subject, with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

      Section 2. SECTION 1.01 to the Credit Agreement shall be further amended by adding the following definitions:

            "COMMITMENT FEE RATE" means, for any day, the applicable percentage per annum as set forth below opposite the Consolidated Leverage Ratio:



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                        Consolidated                  Commitment
                         Leverage                        Fee
                           RATIO                         RATE

      Greater than or
      equal to:           5.00:1.00                     0.375%

      Greater than or
      equal to:          4.00:1.00                      0.25%
      but less than:     5.00:1.00


      Greater than or
      equal to:          3.00:1.00                      0.25%
      but less than:     4.00:1.00

      Less than:         3.00:1.00                      0.20%

      Upon delivery of the Compliance Certificate by HHC to Agent pursuant to
      Section 4.02(d) and Section 5.01(c), the Commitment Fee Rate shall automatically be adjusted in accordance with such Compliance Certificate, such adjustment to become effective on the next succeeding Business Day following the receipt by the Agent of such Compliance Certificate; PROVIDED, in the event a Compliance Certificate is not delivered within five (5) days after the date such Compliance Certificate is required to be delivered pursuant to Section 5.01(c), then until delivery of such Compliance Certificate, the applicable Commitment Fee Rate shall be 0.375% per annum; PROVIDED FURTHER that if a Compliance Certificate erroneously indicates an applicable rate more favorable to the Borrowers than would be afforded by the actual calculation of the Consolidated Leverage Ratio, the Borrowers shall promptly pay such additional interest as shall correct for such error.

            "COMPLIANCE CERTIFICATE" means a certificate delivered to the Agent and the Lenders by HHC, as agent for the Borrowers, pursuant to Sections 4.02(d) and 5.01(c).

            "LC FEE RATE" means, for any day, with respect to any Letter of Credit, the applicable percentage per annum as set forth below opposite the Consolidated Leverage Ratio:



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                        Consolidated
                          Leverage           LC Fee
                           RATIO              RATE

      Greater than or
      equal to:           5.00:1.00           1.25%

      Greater than or
      equal to:           4.00:1.00           1.00%
      but less than:      5.00:1.00

      Greater than or
      equal to:           3.00:1.00           1.00%
      but less than:      4.00:1.00

      Less than:          3.00:1.00           1.00%

      Upon delivery of the Compliance Certificate by HHC to Agent pursuant to
      Section 4.02(d) and Section 5.01(c), the LC Fee Rate shall automatically be adjusted in accordance with such Compliance Certificate, such adjustment to become effective on the next succeeding Business Day following the receipt by the Agent of such Compliance Certificate; PROVIDED, in the event a Compliance Certificate is not delivered within five (5) days after the date such Compliance Certificate is required to be delivered pursuant to Section 5.01(c), then until delivery of such Compliance Certificate, the applicable LC Fee Rate shall be 1.25% per annum; PROVIDED FURTHER that if a Compliance Certificate erroneously indicates an applicable rate more favorable to the Borrowers than would be afforded by the actual calculation of the Consolidated Leverage Ratio, the Borrowers shall promptly pay such additional interest as shall correct for such error.

            "LEASE AGENT" shall have the meaning set forth in the definition of "Lease Facility Documents."

            "LEASE LENDERS" shall have the meaning set forth in the definition of "Lease Facility Documents."

            "LESSOR" means HHC 1997-1 Trust.

            "LEASE FACILITY DOCUMENTS" means (i) that certain Credit Agreement dated as of the date hereof among Lessor, the lenders party thereto (the "Lease Lenders") and The Chase Manhattan Bank, as Agent for the Lease Lenders and any successors or assigns (the "Lease Agent"), (ii) that certain Guaranty Agreement executed as of the date hereof by the Borrowers in favor of the Lease Agent and the Lease Lenders, (iii) that certain Participation Agreement dated as of the date hereof among HHC as Lessee, Lessor, BMO Leasing (U.S.), Inc. and the Lease Agent, (iv) that certain Lease Agreement dated as of the date hereof between Lessor and HHC as Lessee, and (v) any and all other documents executed in connection with each of the foregoing agreements.

            "PRO FORMA CONSOLIDATED EBITDAR" shall mean for each twelve month period ending on the last day of the accounting period covered by the consolidated financial statements of HHC and its Subsidiaries, and delivered pursuant to Section 5.1, the sum

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



      of (a) Consolidated Net Income (but excluding any extraordinary losses or nonrecurring expenses, in each case only to the extent that such amount was otherwise included in the determination of applicable Consolidated Net Income), PLUS (b) interest expense, PLUS (c) taxes deducted in calculating Consolidated Net Income, PLUS (d) depreciation, PLUS (e) amortization, PLUS (f) Rent, in each case of HHC and its Subsidiaries on a consolidated basis determined in accordance with GAAP, PLUS (g) any applicable Pro Forma EBITDAR Adjustment.

            "PRO FORMA EBITDAR ADJUSTMENT" shall mean the dollar amount of the pro forma adjustment to the historical consolidated financial statements of HHC and its Subsidiaries for each twelve month period ending on the last day of the accounting period covered by the financial statements delivered pursuant to Section 5.1 and resulting from one or more acquisitions completed by HHC and its Subsidiaries in the aforementioned accounting period on a date other than the first day of the given accounting period. Such Pro Forma EBITDAR Adjustment to be equal to the net adjustment to income before interest expense, income taxes, depreciation, amortization and rent and to be prepared substantially in conformity with the guidelines for preparation of pro forma financial statements included in filings with the Securities and Exchange Commission and in a manner acceptable to Lenders.

            "PRO FORMA RENTAL PAYMENT ADJUSTMENT" shall mean the dollar amount of the pro forma adjustment to the historical Rental Payments of HHC and its Subsidiaries for each twelve month period ending on the last day of the accounting period covered by the financial statements delivered pursuant to Section 5.1 and resulting from one or more acquisitions completed by HHC and its Subsidiaries in the aforementioned accounting period on a date other than the first day of the given accounting period. Such Pro Forma Rental Payment Adjustment to be equal to (A) the annualized dollar amount of fixed rental payments which HHC or its Subsidiaries are required to make by the terms of the aforementioned acquisitions, but shall not include amounts required to be paid in respect in maintenance, repairs, income taxes, insurance, assessments or other similar charges, less (B) the amount of Rental Payments which HHC or its Subsidiaries have already paid during the accounting period under the terms of the aforementioned acquisition.

            "RENTAL PAYMENTS" shall mean for each twelve month period ending on the last day of the accounting period covered by the consolidated financial statements of HHC and its Subsidiaries, and delivered pursuant to Section 5.1, the dollar amount of the fixed payments which HHC or its Subsidiaries are required to make by the terms of any lease to its landlords during the aforementioned twelve month period, including the amount required to be paid in connection with the Ohio Capital Lease Obligation, but shall not include amounts required to be paid in respect of maintenance, repairs, income taxes, insurance, assessments or other similar charges.

            "SECURITY DOCUMENTS" means, collectively, the Real Estate Security Documents, that certain Security Agreement executed by certain of the Borrowers in favor of the Agent dated as of April 14, 1997, that certain A/R Security Agreement executed by certain of the Borrowers in favor of the Agent dated as of April 14, 1997, that certain Pledge Agreement executed by certain of the Borrowers in favor of the Agent dated as of April 14, 1997 and those certain Accounts Receivable Intercreditor Agreements executed by certain of the Meditrust Entities and the Agent, each as from time to time amended or supplemented, and any and all other documents executed in connection with each of the foregoing agreements or this Agreement with respect to any collateral.

      Section 3. SECTION 1.01 to the Credit Agreement shall be further amended by deleting the reference to "40%" in the first sentence of the definition of "Change of Control" and substituting therefor "30%".

      Section 4. AMENDMENT OF SECTION 2.02. Subsection 2.02(c) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting therefor the following:

            (c) At the commencement of each Interest Period for any Eurodollar Revolving Borrowing, such Borrowing shall be in an aggregate amount of $1,000,000 or an integral multiple of $100,000 in excess thereof. At the time that each ABR Revolving Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $100,000; PROVIDED that an ABR Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e). Each Swingline Loan shall be in an amount that is an integral multiple of $100,000. Borrowings of more than one Type and Class may be outstanding at the same time; PROVIDED that there shall not at any time be more than a total of ten (10) Eurodollar Revolving Borrowings outstanding.

      Section 5. AMENDMENT OF ARTICLE II. The Credit Agreement is hereby amended by adding the following SECTION 2.20 to Article II:

      SECTION 2.20. MATURITY DATE. The Maturity Date for all or a portion of the Loans may be extended at the request of the Borrowers for an additional period of two (2) years subject to the written consent of all Lenders in their sole discretion. A request for an extension can be made not more than fifteen months and not less than twelve months prior to the Maturity Date.

      Section 6. AMENDMENT OF SECTION 2.05. Subsection 2.05(b) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting therefor the following:

            (b) NOTICE OF ISSUANCE, AMENDMENT, RENEWAL, EXTENSION; CERTAIN CONDITIONS. To request the issuance of a Letter of Credit (or the amendment, renewal
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      or extension of an outstanding Letter of Credit), HHC, as agent for the
      Borrowers, shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, the date of issuance, amendment, renewal or extension, the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Bank, HHC, as agent for the Borrowers, also shall submit a letter of credit application on the Issuing Bank's standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrowers shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $7,500,000 and (ii) the sum of the total Revolving Credit Exposures at such time shall not exceed the lesser of (i) the total Commitments at such time, and (ii) the Borrowing Base at such time.

      Section 7. AMENDMENT OF SECTION 2.11. Subsections 2.11(a) and 2.11(b) of the Credit Agreement are hereby amended by deleting such subsections in their entirety and substituting therefor the following:

            (a) The Borrowers, jointly and severally agree to pay to the Administrative Agent for the account of each Lender a facility fee which shall accrue at the Commitment Fee Rate on the daily average unused portion of the facility until the later of the termination of the Commitment or until the entire Revolving Credit Exposure has been paid or terminated in full. Accrued facility fees shall be payable in arrears on the last day of March, June, September and December of each year and on the date on which the Commitments terminate, commencing on the first such date to occur after the date hereof; PROVIDED that any facility fees accruing after the date on which the Commitments terminate shall be payable on demand. All facility fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

            (b) The Borrowers agree (i) to pay to the Administrative Agent, for the account of each Lender, on the date of issuance of each Letter of Credit and on the anniversary of each Letter of Credit an annual letter of credit fee, calculated at the LC Fee Rate, on the face amount of each Letter of Credit, (ii) to pay to the Issuing Bank, for its own account, an annual fronting fee in an amount equal to 0.125% of the face amount of each Letter of Credit, and (iii) to pay to the Issuing Bank, the Issuing Bank's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder

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      Section 8. AMENDMENT OF SECTION 3.07. Section 3.07 of the Credit Agreement
is hereby amended by deleting such section in its entirety and substituting therefor the following:

            Section 3.07 COMPLIANCE WITH LAWS AND AGREEMENTS. Each Borrower and its Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing. Each Borrower and its Subsidiaries has such operating licenses that are material to the condition (financial or otherwise), business or operations of the Borrower and its Subsidiaries and each such operating license, when issued, was issued for a period of twelve months or longer.

      Section 9. AMENDMENT OF SECTION 5.01. Subsection 5.01(c) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting therefor the following:

            (c) concurrently with any delivery of financial statements under clause (a) or (b) above, (i) a certificate of a Financial Officer of the Borrowers certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) a Compliance Certificate setting forth reasonably detailed calculations demonstrating compliance with Sections 6.09, 6.10 and 6.11 and (iii) a certificate of a Financial Officer of the Borrowers stating whether any change in GAAP or in the application thereof, which are applicable to HHC or its financial statements, has occurred since the date of the audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

      Section 10. AMENDMENT OF SECTION 6.01.

      (a) Section 6.01 of the Credit Agreement is hereby amended by the addition of the following:

            (i) Indebtedness created under the Lease Facility Documents. (j) Indebtedness to any Lender under interest rate swap agreements or similar interest rate protection or hedging agreements in an aggregate amount not to exceed $4,000,000.

      (b) Section 6.01 of the Credit Agreement is hereby further amended by deleting the last full paragraph of Section 6.01.


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



      Section 11. AMENDMENT OF SECTION 6.02. Section 6.02 of the Credit Agreement is hereby amended by the addition of the following:

      (f) any Lien securing the Indebtedness permitted under Section 6.01(i).

      Section 12. AMENDMENT OF SECTION 6.04. Subsection 6.04(e) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting therefor the following:

            (e) acquisitions by any Borrower as long as (i) the Board of Directors of the acquiring Borrower (or at the Board's discretion, such Borrower's Executive Committee of its Board of Directors) has approved the proposed acquisition, (ii) the Administrative Agent is notified at least three business days in advance of the consummation of such acquisition if more than $5,000,000 of Loans are to be borrowed hereunder and used in connection with the completion of such acquisition, (iii) immediately before and immediately after such acquisition no Default or Event of Default will occur or exist, (iv) thirty days prior to the consummation of such acquisition, the Borrowers provide the most recent audited annual financial statements for the entity being acquired (PROVIDED, that the requirements of this clause (iv) shall apply only if the purchase price for such acquisition exceeds $15,000,000 and a majority of such purchase price will be financed using Loans borrowed under this Agreement), (v) such acquisition is consistent with the Borrowers current acquisition strategy set forth on SCHEDULE 6.04 hereto, and (vi) if such acquisition involves the formation or acquisition by any Borrower of any Person that becomes a Subsidiary or as a result of or in connection with such acquisition, such Subsidiary shall execute such security agreements, mortgages, pledge agreements, financing statements, intercreditor agreements and such other documents as are requested by the Administrative Agent and shall become bound by this Agreement and such other documents executed in connection herewith (PROVIDED, that the requirements of this clause (vi) shall not apply if, but only to the extent, that such Subsidiary is or at the time of such acquisition becomes a party to any agreement for borrowed funds Indebtedness or operating lease agreement with any third party that prohibits the Administrative Agent from obtaining a Lien on the assets or capital stock of or other beneficial interests in such Subsidiary). Notwithstanding anything to the contrary in any of the Operative Agreements, in the event that any such Subsidiary is not required to satisfy the requirements of clauses 6.04(e)(vi) above due to operation of the proviso to 6.04(e)(vi) above, and such Subsidiary does not grant to the Agent a first security interest in all of its accounts receivable then or thereafter existing or arising, then such Subsidiary shall not be included in Holding's consolidated group in determining compliance with any financial covenants set forth in Sections 6.09, 6.10 and 6.11 hereof;

      Section 13. AMENDMENT OF SECTION 6.08. Section 6.08 of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting therefor the following:

            Section 6.08 RESTRICTIVE AGREEMENTS. The Borrowers will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Borrowers or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Borrowers or any other Subsidiary or to Guarantee Indebtedness of the Borrowers or any other Subsidiary, or (c) the ability of the Borrowers to grant to the Lenders or the Agent any Lien upon any of the Borrowers' property or assets, (except that this clause (c) shall not apply to the incurrence of purchase money obligations permitted under Section 6.01(e)); PROVIDED that
      (i) the foregoing shall not apply to restrictions and conditions imposed by law or by this Agreement, (ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on
      Schedule 6.08 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iv) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, (v) clause (a) of the foregoing shall not apply to customary provisions in leases restricting the assignment thereof, and (vi) the foregoing shall not apply to the restrictions imposed by the Meditrust Entities in those certain agreements in effect on the date hereof.

      Section 14. AMENDMENT OF SECTION 6.10. Section 6.10 is hereby amended by deleting such section in its entirety and substituting therefor the following:

            Section 6.10 LEVERAGE RATIO. The Borrowers shall not permit the Consolidated Leverage Ratio to exceed during any period described below the ratio set forth opposite such period:

                  RATIO            PERIOD

                  5.50-to-1.00     August 1, 1997 through October 31, 2000
                  4.5-to-1.00      November 1, 2000 and thereafter

      Section 15. AMENDMENT OF SECTION 6.11. Section 6.11 is hereby amended by deleting such section in its entirety and substituting therefor the following:

            Section 6.11NET WORTH. The Borrowers shall maintain at all times minimum Consolidated Net Worth of not less than the sum of (i) $46,000,000 PLUS (ii) 50% of Consolidated Net Income for each fiscal period beginning after March 31, 1997, PLUS

      (iii) all cash net proceeds actually received by the Borrowers after March 31, 1997 from the issuance of equity interests.

      Section 16. AMENDMENT OF ARTICLE VII. Article VII of the Credit Agreement is hereby amended by the addition of the following:

            (p) the Borrowers or any Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) when and as the same shall become due and payable under any Lease Facility Document.

            (q) an Event of Default (as defined in the Lease Facility Documents) shall have occurred under any of the Lease Facility Documents.

      Section 17. AMENDMENT OF ARTICLE VIII. Article VIII of the Credit Agreement is hereby amended by deleting the last sentence in the third full paragraph in its entirety and substituting therefor the following:

            The Administrative Agent shall be deemed not to have knowledge of any Default, other than a payment Default, unless and until written notice thereof is given to the Administrative Agent by the Borrowers or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement, (ii) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

      Section 18. AMENDMENT OF SECTION 9.02. Section 9.02(b) of the Credit Agreement is hereby amended by the addition of the following:

      (vi) release any guarantee or any collateral without the prior written consent of each Lender.

      Section 19. AMENDMENT OF SECTION 9.04. Section 9.04(b) of the Credit Agreement is hereby amended by deleting the second proviso in the first sentence of Section 9.04(b) in its entirety and substituting therefor the following:

      PROVIDED FURTHER that any consent of the Borrowers otherwise required under this paragraph shall not be required if an Event of Default has occurred and is continuing.

      Section 20. CONSENT. The Agent and the Lenders hereby consent to the execution by any of the Borrowers of any of the Lease Facility Documents.

      Section 21. COLLATERAL. The Borrowers, the Agent and the Lenders hereby acknowledge and agree that effective as of the date hereof the collateral securing the obligations of the Borrowers to the Agent and the Lenders pursuant to the Credit Agreement and the Security Documents also secures the obligations of the Borrowers to the Lease Agent and the Lease Lenders under the Lease Facility Documents.

      Section 22. SCHEDULE I; ADDITIONAL BORROWER. SCHEDULE I attached to the Credit Agreement is hereby amended by deleting such SCHEDULE I in its entirety and substituting therefor the SCHEDULE I attached to this Amendment. As a result of such change, effective the date of this Amendment, Harborside of Dayton Limited Partnership, Harborside Acquisition Limited Partnership I, Harborside Acquisition Limited Partnership II, Harborside Acquisition Limited Partnership III, Harborside Acquisition Limited Partnership IV, Harborside Acquisition Limited Partnership V, Harborside Acquisition Limited Partnership VI, Harborside Acquisition Limited Partnership VII, Harborside Acquisition Limited Partnership VIII, Harborside Acquisition Limited Partnership IX and Harborside Acquisition Limited Partnership X (collectively "New Borrowers") shall become additional Borrowers under the Credit Agreement and shall become bound by this Amendment, the Credit Agreement and all other documents executed in connection therewith as if it were a signatory to such documents.

      Section 23. SCHEDULE 2.01. SCHEDULE 2.01 attached to the Credit Agreement is hereby amended by deleting such SCHEDULE 2.01 in its entirety and substituting therefor the SCHEDULE 2.01 attached to this Amendment.

      Section 24. EFFECTIVENESS; CONDITION TO EFFECTIVENESS. This Amendment shall become effective as of the date first set forth above, upon execution hereof by the Borrowers, the Agent and the Lenders and satisfaction of the following conditions:

      (a) SECURITY AGREEMENT. The Borrowers shall have delivered to the Agent the Second Amendment to Security Agreement dated as of the date hereof executed by certain of the Borrowers in favor of the Agent.

      (b) A/R SECURITY AGREEMENT. The Borrowers shall have delivered to the Agent the First Amendment to A/R Security Agreement dated as of the date hereof executed by certain of the Borrowers in favor of the Agent.

      (c) PLEDGE AGREEMENT. The Borrowers shall have delivered to the Agent the First Amendment to Pledge Agreement dated as of the date hereof executed by certain of the Borrowers in favor of the Agent.

      (d) FINANCING STATEMENTS. The New Borrowers shall have delivered to the Agent financing statements pursuant to the Second Amendment to the Security Agreement.

      Section 25. REPRESENTATIONS AND WARRANTIES. The Borrowers hereby confirm to the Agent the representations and warranties of the Borrowers set forth in
Article III of the Credit Agreement as of the date hereof, as if set forth herein in full.

      Section 26. NO DEFAULT. The Borrowers hereby acknowledge that no Default or Event of Default has occurred under the Credit Agreement.

      Section 27. NO OTHER CHANGES. Except as amended by this Amendment, the Credit Agreement remains in full force and effect.

      Section 28. COUNTERPARTS. This Amendment may be executed in any number of counterparts each of which shall be an original with the same effect as if all of the signatures to this Amendment were upon the same instrument.

      Section 29. MISCELLANEOUS.   This Amendment shall be governed by and
construed and enforced under the laws of the State of New York.

                        [remainder of page left blank]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                    HARBORSIDE HEALTHCARE CORPORATION


                                    By
                                      -----------------------------------
                                        Name:    William H. Stephan
                                        Title:   Senior Vice President and
                                                 Chief Financial Officer

                                    BAY TREE NURSING CENTER CORP.
                                    BELMONT NURSING CENTER CORP.
                                    COUNTRYSIDE CARE CENTER CORP.
                                    HARBORSIDE HEALTH I CORPORATION
                                    HARBORSIDE TOLEDO CORP.
                                    KHI CORPORATION
                                    OAKHURST MANOR NURSING CENTER CORP.
                                    ORCHARD RIDGE NURSING CENTER CORP.
                                    SUNSET POINT NURSING CENTER CORP.
                                    WEST BAY NURSING CENTER CORP.

                                    By
                                      -----------------------------------
                                        Name:    William H. Stephan
                                        Title:   Treasurer

                                    HARBORSIDE OF CLEVELAND LIMITED
                                     PARTNERSHIP

                                    By:  Harborside Health I Corporation
                                         Its General Partner

                                    By
                                      -----------------------------------
                                        Name:    William H. Stephan
                                        Title:   Treasurer

                                    HARBORSIDE HEALTHCARE ADVISORS
                                     LIMITED PARTNERSHIP

                                    By:  KHI Corporation
                                         Its General Partner

                                    By
                                      -----------------------------------
                                        Name:    William H. Stephan
                                        Title:   Treasurer

                                    HARBORSIDE HEALTHCARE BALTIMORE
                                     LIMITED PARTNERSHIP

                                    By:  Harborside Health I Corporation
                                         Its General Partner

                                    By
                                      -----------------------------------
                                        Name:    William H. Stephan
                                        Title:   Treasurer

                                    HARBORSIDE HEALTHCARE LIMITED
                                     PARTNERSHIP

                                    By:  KHI Corp.
                                         Its General Partner

                                    By
                                      -----------------------------------
                                        Name:    William H. Stephan
                                        Title:   Treasurer

                                    HARBORSIDE HEALTHCARE NETWORK
                                     LIMITED PARTNERSHIP

                                    By:  Harborside Health I Corporation
                                         Its General Partner

                                    By
                                      -----------------------------------
                                        Name:    William H. Stephan
                                        Title:   Treasurer

                                    HARBORSIDE NEW HAMPSHIRE LIMITED
                                     PARTNERSHIP

                                    By:  Harborside Toledo Corp.
                                         Its General Partner

                                    By
                                      -----------------------------------
                                        Name:    William H. Stephan
                                        Title:   Treasurer

                                    HARBORSIDE OF OHIO LIMITED PARTNERSHIP

                                    By:  Harborside Health I Corporation
                                         Its General Partner

                                    By
                                      -----------------------------------
                                        Name:    William H. Stephan
                                        Title:   Treasurer

                                    HARBORSIDE REHABILITATION LIMITED
                                     PARTNERSHIP

                                    By:  Harborside Health I Corporation
                                         Its General Partner

                                    By
                                      -----------------------------------
                                        Name:    William H. Stephan
                                        Title:   Treasurer

                                    HARBORSIDE TOLEDO LIMITED PARTNERSHIP

                                    By:  Harborside Health I Corporation
                                         Its General Partner

                                    By
                                      -----------------------------------
                                        Name:    William H. Stephan
                                        Title:   Treasurer

                                    HHCI LIMITED PARTNERSHIP

                                    By:  Harborside Health I Corporation
                                         Its General Partner

                                    By
                                      -----------------------------------
                                        Name:    William H. Stephan
                                        Title:   Treasurer

                                    RIVERSIDE RETIREMENT LIMITED
                                     PARTNERSHIP

                                    By:  Harborside Health I Corporation
                                         Its General Partner

                                    By
                                      -----------------------------------
                                        Name:    William H. Stephan
                                        Title:   Treasurer

                                    HARBORSIDE PROPERTIES TRUST I

                                    By
                                      -----------------------------------
                                        Name:    Stephen Guillard, in his
                                                 capacity as trustee and not
                                                 individually


                                    By
                                      -----------------------------------
                                        Name:    William H. Stephan, in his
                                                 capacity as trustee and not
                                                 individually

                                   HARBORSIDE MASSACHUSETTS LIMITED
                                    PARTNERSHIP

                                    By:  Harborside Health I Corporation
                                         Its General Partner

                                    By
                                      -----------------------------------
                                        Name:    William H. Stephan
                                        Title:   Treasurer

                                   HARBORSIDE OF DAYTON LIMITED
                                    PARTNERSHIP

                                    By:  Harborside Health I Corporation
                                         Its General Partner

                                    By
                                      -----------------------------------
                                        Name:    William H. Stephan
                                        Title:   Treasurer

                                   HARBORSIDE ACQUISITION LIMITED
                                    PARTNERSHIP I

                                    By:  Harborside Health I Corporation
                                         Its General Partner

                                    By
                                      -----------------------------------
                                        Name:    William H. Stephan
                                        Title:   Treasurer

                                   HARBORSIDE ACQUISITION LIMITED
                                    PARTNERSHIP II

                                    By:  Harborside Health I Corporation
                                         Its General Partner

                                    By
                                      -----------------------------------
                                        Name:    William H. Stephan
                                        Title:   Treasurer

                                   HARBORSIDE ACQUISITION LIMITED
                                    PARTNERSHIP III

                                    By:  Harborside Health I Corporation
                                         Its General Partner

                                    By
                                      -----------------------------------
                                        Name:    William H. Stephan
                                        Title:   Treasurer

                                   HARBORSIDE ACQUISITION LIMITED
                                    PARTNERSHIP IV

                                    By:  Harborside Health I Corporation
                                         Its General Partner

                                    By
                                      -----------------------------------
                                        Name:    William H. Stephan
                                        Title:   Treasurer

                                   HARBORSIDE ACQUISITION LIMITED
                                    PARTNERSHIP V

                                    By:  Harborside Health I Corporation
                                         Its General Partner

                                    By
                                      -----------------------------------
                                        Name:    William H. Stephan
                                        Title:   Treasurer

                                   HARBORSIDE ACQUISITION LIMITED
                                    PARTNERSHIP VI

                                    By:  Harborside Health I Corporation
                                         Its General Partner

                                    By
                                      -----------------------------------
                                        Name:    William H. Stephan
                                        Title:   Treasurer

                                   HARBORSIDE ACQUISITION LIMITED
                                    PARTNERSHIP VII

                                    By:  Harborside Health I Corporation
                                         Its General Partner

                                    By
                                      -----------------------------------
                                        Name:    William H. Stephan
                                        Title:   Treasurer

                                   HARBORSIDE ACQUISITION LIMITED
                                    PARTNERSHIP VIII

                                    By:  Harborside Health I Corporation
                                         Its General Partner

                                    By
                                      -----------------------------------
                                        Name:    William H. Stephan
                                        Title:   Treasurer

                                   HARBORSIDE ACQUISITION LIMITED
                                    PARTNERSHIP IX

                                    By:  Harborside Health I Corporation
                                         Its General Partner

                                    By
                                      -----------------------------------
                                        Name:    William H. Stephan
                                        Title:   Treasurer

                                   HARBORSIDE ACQUISITION LIMITED
                                    PARTNERSHIP X

                                    By:  Harborside Health I Corporation
                                         Its General Partner

                                    By
                                      -----------------------------------
                                        Name:    William H. Stephan
                                        Title:   Treasurer

                                    THE CHASE MANHATTAN BANK, individually
                                     and as Agent

                                    By
                                      -----------------------------------
                                        Name:
                                        Title:


                                   THE SUMITOMO BANK, LIMITED

                                    By:
                                      -----------------------------------
                                         Name:
                                         Title:

                                    By:
                                      -----------------------------------
                                         Name:
                                         Title:


                                    THE FIRST NATIONAL BANK OF MARYLAND

                                    By:
                                      -----------------------------------
                                         Name:
                                         Title:


                                    BANK OF MONTREAL

                                    By:
                                      -----------------------------------
                                         Name:
                                         Title:

                                   SCHEDULE I

BORROWERS:

      Bay Tree Nursing Center Corp.
      Belmont Nursing Center Corp.
      Countryside Care Center Corp.
      Harborside of Cleveland Limited Partnership
      Harborside Health I Corporation
      Harborside Healthcare Advisors Limited Partnership
      Harborside Healthcare Baltimore Limited Partnership
      Harborside Healthcare Corporation
      Harborside Healthcare Limited Partnership
      Harborside Healthcare Network Limited Partnership
      Harborside New Hampshire Limited Partnership
      Harborside of Ohio Limited Partnership
      Harborside Rehabilitation Limited Partnership
      Harborside Toledo Limited Partnership
      Harborside Toledo Corp.
      HHCI Limited Partnership
      KHI Corporation
      Oakhurst Manor Nursing Center Corp.
      Orchard Ridge Nursing Center Corp.
      Riverside Retirement Limited Partnership
      Sunset Point Nursing Center Corp.
      West Bay Nursing Center Corp.
      Harborside Properties Trust I
      Harborside Massachusetts Limited Partnership
      Harborside of Dayton Limited Partnership
      Harborside Acquisition Limited Partnership I
      Harborside Acquisition Limited Partnership II
      Harborside Acquisition Limited Partnership III
      Harborside Acquisition Limited Partnership IV
      Harborside Acquisition Limited Partnership V
      Harborside Acquisition Limited Partnership VI
      Harborside Acquisition Limited Partnership VII
      Harborside Acquisition Limited Partnership VIII
      Harborside Acquisition Limited Partnership IX Harborside
      Acquisition Limited Partnership X

                                 SCHEDULE 2.01


                             Commitment Percentages


                                Commitment       Maximum Amount of Revolving
LENDER                          PERCENTAGE       CREDIT EXPOSURE

The Chase Manhattan Bank ........   36%          $9,000,000
Bank of Montreal ................   26%          $6,500,000
The Sumitomo Bank, Limited ......   19%          $4,750,000
The First National Bank .........   19%          $4,750,000
      of Maryland
